PATENT ASSIGNMENT AND SECURITY AGREEMENT



      THIS PATENT ASSIGNMENT AND SECURITY AGREEMENT between WILLIAMS CONTROLS INDUSTRIES, INC., a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"), is as follows:

1.    Preliminary Statements

      (A) Borrower has executed and delivered this Agreement to Bank in order to induce Bank (i) to enter into the Credit Agreement executed and delivered by Borrower (together with other borrowers) contemporaneously herewith (said Credit Agreement, as it may hereafter be amended or otherwise modified is hereinafter referred to as the "Credit Agreement"), and (ii) to make advances pursuant to the Credit Agreement.

      (B) All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Credit Agreement.

2.    Assignment

      Borrower hereby grants, assigns and conveys to Bank for its benefit Borrower's entire right, title and interest in, to and under the Patent Collateral. As used herein, "Patent Collateral" means: all of Borrower's right, title and interest in and to all of its now owned or existing and filed and hereafter acquired or arising and filed: Patent License Rights (as defined below), patents, patent applications, and the inventions and improvements described and claimed therein, including, without limitation, the patents and patent applications listed on Schedule I attached hereto, and (i) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; (ii) all income, royalties, damages and payments now and hereafter due and/or payable under with respect thereto, including, without limitation, damages and payments for past or future infringements thereof; (iii) the right to sue for past, present and future infringements thereof; and (iv) all rights corresponding thereto throughout the world. "Patent License Rights" means Borrower's entire right, title and interest in, to and under all license agreements with any Person, whether Borrower is licensor or licensee, with respect to any patents, patent applications and rights thereto, including, without limitation, the licenses listed on Schedule I.

3.    License

      In consideration of Borrower's undertaking to fulfill the covenants of this Agreement and to discharge the Obligations, Bank grants to Borrower a personal, non-transferable exclusive license (without representation or warranty of any kind), with the right to sublicense, under each patent application and patent included in the Patent Collateral to make, to have made, to use and to sell the subject matter claimed therein, and to exercise the Patent License Rights (collectively, the "License"), provided, however, that every such sublicense shall be necessary or desirable in the conduct of Borrower's business. Upon the occurrence of an Event of Default and upon notice from Bank to Borrower (i) the License shall terminate forthwith and (ii) all rights and interests in, to and under the License shall revert to Bank. If such Event of Default shall cease to exist, then, without any further action on the part of Bank the License shall revest with Borrower.

4.    Grant of Security

      As security for the full and prompt performance of all of the Obligations, Borrower hereby assigns, pledges and grants to Bank a lien on and security interest in Borrower's entire right, title and interest in and to the Patent Collateral and the License.

5.    Representations and Warranties

      Subject to any exceptions listed on Schedule I, Borrower represents and warrants as follows:

      (A) Borrower is the sole, legal and beneficial owner of the entire right, title and interest in and to the Patent Collateral free and clear of any lien, security interest, option, charge, pledge, license, assignment (whether conditional or not) or covenant, or any other encumbrance.

      (B) Schedule I sets forth a complete and accurate list of all patent applications, patents and Patent License Rights owned by Borrower.

      (C) Each patent and patent application identified in Schedule I is subsisting and has not been adjudged invalid, unpatentable, or unenforceable, in whole or in part, and is, to the best of Borrower's knowledge, valid, patentable and enforceable.

      (D) Borrower has not granted any license, release, covenant not to sue, or non-assertion assurance to any third person with respect to any part of the Patent Collateral.

      (E) The current conduct of Borrower's business does not conflict with or infringe any proprietary right of any third party in any way which materially adversely affects the business, financial condition or business prospects of Borrower or its affiliates, and no one has asserted to Borrower or any of its affiliates that such conduct conflicts with or infringes any valid proprietary right of any third party in any way which materially adversely affects the business, financial condition or business prospects of the Borrower.

      (F) The Patent License Rights are in full force and effect; Borrower is not in default under any of the Patent License Rights; and no event has occurred which with notice or the passage of time, or both, might constitute a default by Borrower under any of the Patent License Rights.

      (G) No authorization, consent, approval or other action by, and no notice to or filing or recording with, any governmental, administrative or judicial authority or regulatory body is currently or is reasonably expected to be required for the making by Borrower of the assignments and the granting by Borrower of the liens and security interests made and granted hereby or for the execution, delivery or performance of this Agreement by Borrower, or for the perfection of or the exercise by Bank of its rights and remedies hereunder.

6.    Further Assurances

      (A) Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Bank may reasonably request, in order (i) to continue, perfect and protect the assignment and the security interest granted or purported to be granted hereby or (ii) to enable Bank to exercise and enforce its rights and remedies hereunder with respect to all or any part of the Patent Collateral and the License. Without limiting the generality of the foregoing, Borrower will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Bank may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

      (B) Borrower hereby authorizes Bank to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Patent Collateral and the License without the signature of Borrower where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Patent Collateral or any part thereof or the License shall be sufficient as a financing statement where permitted by law.

      (C) Borrower will furnish to Bank from time to time statements and schedules further identifying and describing the Patent Collateral and the License, including, without limitation, any sublicensing of Patent Collateral by Borrower, and such other reports in connection with the Patent Collateral and the License as Bank may reasonably request, all in reasonable detail.

      (D) Borrower agrees that, should it obtain an ownership interest in any patent, patent application or Patent License Rights which is not now identified in Schedule I, (i) Borrower shall give prompt written notice thereof to Bank,
(ii) the provisions of Paragraph 2 shall automatically apply to such patent, patent application or Patent License Rights, and (iii) such patent or patent application shall automatically become part of the Patent Collateral. Borrower authorizes Bank to modify this Agreement by amending Schedule I to include any patents and patent applications which become part of the Patent Collateral under this Paragraph.

      (E) With respect to any patent or patent application necessary to the conduct of Borrower's business, Borrower agrees to take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof or in any court to maintain and pursue such patent application now or hereafter included in the Patent Collateral and to maintain each patent now or hereafter included in the Patent Collateral, including the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for reissue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition and infringement proceedings. Any expenses incurred in connection with such activities shall be borne by Borrower. Without the prior written consent of Bank, Borrower shall not abandon any right to file a patent application, or abandon any pending patent application or patent.

      (F) Borrower agrees to notify Bank immediately and in writing if Borrower learns (i) that any of the Patent Collateral may become abandoned or dedicated;
(ii) of any adverse determination or any development (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any material item of the Patent Collateral; or (iii) that it is or potentially could be in default of any of the Patent License Rights.

      (G) If Borrower becomes aware that any item of the Patent Collateral is infringed or misappropriated by a third party, Borrower shall promptly notify Bank and shall take such actions as are necessary under the circumstances to protect such Patent Collateral. Any expense incurred in connection with such activities shall be borne by Borrower.

      (H) Borrower shall continue to mark its products with the numbers of appropriate patents in accordance with the existing practices of the Borrower.

7.    Transfers and Other Liens

      Borrower shall not:

            (A) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Patent Collateral or the License, except (i) as permitted by the Credit Agreement, or (ii) as permitted by Paragraph 3 of this Agreement;

            (B) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Patent Collateral or the License except as otherwise disclosed in Schedule I, or as otherwise permitted by the Credit Agreement; or

            (C) take any other action in connection with any of the Patent Collateral or the License that would impair the value of the interests or rights thereunder of Borrower.

8.    Bank Appointed Attorney-in-Fact

      Borrower hereby irrevocably appoints Bank as Borrower's attorney-in-fact, with full authority in Borrower's place, stead and behalf of Borrower and in Borrower's name or otherwise, from time to time in Bank's sole and absolute discretion, to take any action and to execute any instrument that Bank may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Patent Collateral; (ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) above; and (iii) to file any claims or take any action or institute any proceedings that Bank may deem necessary or desirable for the collection of any of the Patent Collateral or otherwise to enforce the rights of Bank with respect to any of the Patent Collateral or the License.

9.    Bank May Perform

      (A) If Borrower fails to perform any of its obligations contained herein, Bank may itself perform, or cause performance of, such obligation, and the expenses of Bank incurred in connection therewith shall be payable by Borrower under Paragraph 12(B).

      (B) Bank, or its designated representatives, shall have the right, at all times, to inspect Borrower's premises and to examine books, records and operations relating to the Patent Collateral.

      (C) Bank shall have the right, but in no way shall be obligated, to bring suit in its own name or in the name of Borrower to enforce any part of the Patent Collateral. Borrower shall at the reasonable request of Bank do any and all lawful acts and execute any and all proper documents required by Bank in aid of such enforcement. Upon demand, Borrower shall promptly reimburse and indemnify Bank for all costs and expenses incurred by Bank in the exercise of its rights under this Paragraph.

10.   Bank's Duties

      The powers conferred on Bank hereunder are solely to protect its interest in the Patent Collateral and the License and shall not impose any duty upon Bank to exercise any such powers. Except for the safe custody of any Patent Collateral in its possession and the accounting for moneys actually received by it hereunder, Bank shall have no duty as to any Patent Collateral, the License or as to the taking of any necessary steps to preserve rights against other parties or any other rights pertaining to any Patent Collateral or the License. Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Patent Collateral and the License in its possession if such Patent Collateral and the License are accorded treatment substantially equal to that which Bank accords its own property.

11.   Remedies

      If any Event of Default shall have occurred and be continuing:

      (A) Bank may exercise in respect of the Patent Collateral and the License, in addition to other rights and remedies provided for herein or otherwise available to Bank, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Patent Collateral) and also may (i) exercise any and all rights and remedies of Borrower under or in connection with the License or otherwise in respect of the Patent Collateral, (ii) require Borrower to, and Borrower hereby agrees that it will at its expense and upon request of Bank forthwith, assemble all or any part of the documents embodying the Patent Collateral as directed by Bank and make it available to Bank at a place to be designated by Bank which is reasonably convenient to both Bank and Borrower, (iii) occupy any premises owned or leased by Borrower where documents embodying the Patent Collateral or any part thereof and/or the License are assembled for a reasonable period in order to effectuate Bank's rights and remedies hereunder or under law, without any obligation to Borrower in respect of such occupation, (iv) license the Patent Collateral or any part thereof, or assign its rights to the Patent License Rights to any Person, and (v) without notice except as specified below, sell the Patent Collateral or any part thereof and/or the License in one or more parcels at public or private sale, at any of Bank's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Bank may deem commercially reasonable. Any notice required to be given by Bank with respect to any of the Patent Collateral which notice is given pursuant to the Credit Agreement and deemed received pursuant to the Credit Agreement at least five days before a sale, lease, disposition or other intended action by Bank with respect to any of the Patent Collateral shall constitute fair and reasonable notice to Borrower of any such action. Bank shall not be obligated to make any sale of Patent Collateral or the License regardless of notice of sale having been given. Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

      (B) All payments received by Borrower under or in connection with any of the Patent Collateral or the License shall be received in trust for the benefit of Bank, shall be segregated from other funds of Borrower and shall be forthwith paid over to Bank in the same form as so received (with any necessary endorsement).

      (C) All payments made under or in connection with or otherwise in respect of the Patent Collateral or the License, and all cash proceeds received by Bank in respect of any sale of, collection from, or other realization upon all or any part of the Patent Collateral or the License may, in the discretion of Bank be held by Bank as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Bank pursuant to Paragraph 12) in whole or in part by Bank against, all or any part of the Obligations, in such order as Bank shall elect. Any surplus of such cash or cash proceeds held by Bank and remaining after payment in full of all the Obligations shall be paid over by Borrower or to whomsoever may be lawfully entitled to receive such surplus.

12.   Indemnity and Expenses

      (A) Borrower agrees to indemnify and hold Bank harmless from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement or the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Bank's bad faith or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

      (B) Borrower, upon demand, will pay to Bank the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and disbursements of its counsel (whether incurred at the trial or appellate level, in an arbitration proceeding, in a bankruptcy, including, without limitation any adversary proceeding, contested matter or motion or otherwise) and of any experts and agents, which Bank may incur in connection with any and all of the following: (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Patent Collateral and the License, (iii) the exercise or enforcement of any of Bank's rights hereunder, or (iv) the failure by Borrower to perform or observe any of the provisions hereof.

13.   Amendments, Waivers, Consents

      No amendment or waiver of any provision of this Agreement nor consent to any departure by Borrower herefrom shall in any event be effective unless such amendment or waiver shall be in writing and signed by Bank, and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

14.   Notices

      All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at the following address:

      BORROWER:         Williams Controls Industries, Inc.
                        c/o Williams Controls, Inc.
                        14100 SW 72nd Avenue
                        Portland, OR  97224
                        Attn:  Thomas W. Itin, Chairman
                        Telecopy No.:  (248) 851-9080

      BANK:             Wells Fargo Bank, National Association
                           Commercial Finance Division
                        245 S. Los Robles Ave., Ste. 600
                               Pasadena, CA 91101
                             Attn: Angelo Samperisi
                          Telecopy No.: (818) 884-9063

or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt and the sender will endeavor to send a hard copy of such telecopied notice to the recipient by mail.

15.   Miscellaneous

      (A) This Agreement shall create continuing ownership rights in the Patent Collateral and a continuing security interest in the License and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon the Borrower, its successors and assigns, and (iii) inure, together with the rights and remedies of Bank hereunder, to the benefit of Bank, its successors and assigns.

      (B) Upon the payment in full of the Obligations, the assignment made, and the liens and security interests granted hereby shall terminate and all rights to the Patent Collateral and the License shall revert to Borrower. Upon any such termination, Bank will, at Borrower's expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination.

      (C) If any term or provision of this Agreement is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Agreement shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

      (D) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LOCAL LAW OF THE STATE OF OREGON, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT OTHERWISE REFER CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION, AND ALL OTHER LAWS OF MANDATORY APPLICATION.

      (E) AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AND BANK EACH WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT.

      (F) The captions in this Agreement are for reference purposes only and shall not relate to or affect in any way the construction or interpretation hereof.

      (G) The representations, warranties, covenants and agreements contained herein or in any Schedule attached hereto shall survive the execution hereof.

      IN WITNESS WHEREOF, Borrower has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of July 11, 1997.

                              WILLIAMS CONTROLS INDUSTRIES, INC.



                              By:____________________________

                              Title:___________________________





STATE OF OREGON         )
                              )  SS:
COUNTY OF MULTNOMAH     )

      The foregoing Patent Assignment and Security Agreement was executed and acknowledged before me on July 11, 1997, by ___________________, personally known to me to be the ___________________ of Williams Controls Industries, Inc., a Delaware corporation, on behalf of such corporation.


                                  Notary Public
                             My Commission Expires:



Accepted as of July 11, 1997.

WELLS FARGO BANK, NATIONAL ASSOCIATION



By:
    Vice President

                                SCHEDULE I
                                    TO
                 PATENT ASSIGNMENT AND SECURITY AGREEMENT



1.    Patents

      No. 4,958,607
      No. 1,313,106
      No. 5,133,225
      No. 5,237,891
      No, 4,926,905
      No. 4,976,166
      No. 5,133,321
      No. 5,321,980
      No. 5,241,936
      No. 5,438,516
      No. 5,427,466
      No. 5,396,870

2.    Patent Applications

      Serial No. 08/628,003

                 PATENT ASSIGNMENT AND SECURITY AGREEMENT



      THIS PATENT  ASSIGNMENT  AND SECURITY  AGREEMENT  between  KENCO/WILLIAMS,
INC., a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"), is as follows:

1.    Preliminary Statements

      (A) Borrower has executed and delivered this Agreement to Bank in order to induce Bank (i) to enter into the Credit Agreement executed and delivered by Borrower (together with other borrowers) contemporaneously herewith (said Credit Agreement, as it may hereafter be amended or otherwise modified is hereinafter referred to as the "Credit Agreement"), and (ii) to make advances pursuant to the Credit Agreement.

      (B) All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Credit Agreement.

2.    Assignment

      Borrower hereby grants, assigns and conveys to Bank for its benefit Borrower's entire right, title and interest in, to and under the Patent Collateral. As used herein, "Patent Collateral" means: all of Borrower's right, title and interest in and to all of its now owned or existing and filed and hereafter acquired or arising and filed: Patent License Rights (as defined below), patents, patent applications, and the inventions and improvements described and claimed therein, including, without limitation, the patents and patent applications listed on Schedule I attached hereto, and (i) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; (ii) all income, royalties, damages and payments now and hereafter due and/or payable under with respect thereto, including, without limitation, damages and payments for past or future infringements thereof; (iii) the right to sue for past, present and future infringements thereof; and (iv) all rights corresponding thereto throughout the world. "Patent License Rights" means Borrower's entire right, title and interest in, to and under all license agreements with any Person, whether Borrower is licensor or licensee, with respect to any patents, patent applications and rights thereto, including, without limitation, the licenses listed on Schedule I.

3.    License

      In consideration of Borrower's undertaking to fulfill the covenants of this Agreement and to discharge the Obligations, Bank grants to Borrower a personal, non-transferable exclusive license (without representation or warranty of any kind), with the right to sublicense, under each patent application and patent included in the Patent Collateral to make, to have made, to use and to sell the subject matter claimed therein, and to exercise the Patent License Rights (collectively, the "License"), provided, however, that every such sublicense shall be necessary or desirable in the conduct of Borrower's business. Upon the occurrence of an Event of Default and upon notice from Bank to Borrower (i) the License shall terminate forthwith and (ii) all rights and interests in, to and under the License shall revert to Bank. If such Event of Default shall cease to exist, then, without any further action on the part of Bank the License shall revest with Borrower.

4.    Grant of Security

      As security for the full and prompt performance of all of the Obligations, Borrower hereby assigns, pledges and grants to Bank a lien on and security interest in Borrower's entire right, title and interest in and to the Patent Collateral and the License.

5.    Representations and Warranties

      Subject to any exceptions listed on Schedule I, Borrower represents and warrants as follows:

      (A) Borrower is the sole, legal and beneficial owner of the entire right, title and interest in and to the Patent Collateral free and clear of any lien, security interest, option, charge, pledge, license, assignment (whether conditional or not) or covenant, or any other encumbrance.

      (B) Schedule I sets forth a complete and accurate list of all patent applications, patents and Patent License Rights owned by Borrower.

      (C) Each patent and patent application identified in Schedule I is subsisting and has not been adjudged invalid, unpatentable, or unenforceable, in whole or in part, and is, to the best of Borrower's knowledge, valid, patentable and enforceable.

      (D) Borrower has not granted any license, release, covenant not to sue, or non-assertion assurance to any third person with respect to any part of the Patent Collateral.

      (E) The current conduct of Borrower's business does not conflict with or infringe any proprietary right of any third party in any way which materially adversely affects the business, financial condition or business prospects of Borrower or its affiliates, and no one has asserted to Borrower or any of its affiliates that such conduct conflicts with or infringes any valid proprietary right of any third party in any way which materially adversely affects the business, financial condition or business prospects of the Borrower.

      (F) The Patent License Rights are in full force and effect; Borrower is not in default under any of the Patent License Rights; and no event has occurred which with notice or the passage of time, or both, might constitute a default by Borrower under any of the Patent License Rights.

      (G) No authorization, consent, approval or other action by, and no notice to or filing or recording with, any governmental, administrative or judicial authority or regulatory body is currently or is reasonably expected to be required for the making by Borrower of the assignments and the granting by Borrower of the liens and security interests made and granted hereby or for the execution, delivery or performance of this Agreement by Borrower, or for the perfection of or the exercise by Bank of its rights and remedies hereunder.

6.    Further Assurances

      (A) Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Bank may reasonably request, in order (i) to continue, perfect and protect the assignment and the security interest granted or purported to be granted hereby or (ii) to enable Bank to exercise and enforce its rights and remedies hereunder with respect to all or any part of the Patent Collateral and the License. Without limiting the generality of the foregoing, Borrower will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Bank may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

      (B) Borrower hereby authorizes Bank to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Patent Collateral and the License without the signature of Borrower where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Patent Collateral or any part thereof or the License shall be sufficient as a financing statement where permitted by law.

      (C) Borrower will furnish to Bank from time to time statements and schedules further identifying and describing the Patent Collateral and the License, including, without limitation, any sublicensing of Patent Collateral by Borrower, and such other reports in connection with the Patent Collateral and the License as Bank may reasonably request, all in reasonable detail.

      (D) Borrower agrees that, should it obtain an ownership interest in any patent, patent application or Patent License Rights which is not now identified in Schedule I, (i) Borrower shall give prompt written notice thereof to Bank,
(ii) the provisions of Paragraph 2 shall automatically apply to such patent, patent application or Patent License Rights, and (iii) such patent or patent application shall automatically become part of the Patent Collateral. Borrower authorizes Bank to modify this Agreement by amending Schedule I to include any patents and patent applications which become part of the Patent Collateral under this Paragraph.

      (E) With respect to any patent or patent application necessary to the conduct of Borrower's business, Borrower agrees to take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof or in any court to maintain and pursue such patent application now or hereafter included in the Patent Collateral and to maintain each patent now or hereafter included in the Patent Collateral, including the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for reissue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition and infringement proceedings. Any expenses incurred in connection with such activities shall be borne by Borrower. Without the prior written consent of Bank, Borrower shall not abandon any right to file a patent application, or abandon any pending patent application or patent.

      (F) Borrower agrees to notify Bank immediately and in writing if Borrower learns (i) that any of the Patent Collateral may become abandoned or dedicated;
(ii) of any adverse determination or any development (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any material item of the Patent Collateral; or (iii) that it is or potentially could be in default of any of the Patent License Rights.

      (G) If Borrower becomes aware that any item of the Patent Collateral is infringed or misappropriated by a third party, Borrower shall promptly notify Bank and shall take such actions as are necessary under the circumstances to protect such Patent Collateral. Any expense incurred in connection with such activities shall be borne by Borrower.

      (H) Borrower shall continue to mark its products with the numbers of appropriate patents in accordance with the existing practices of the Borrower.

7.    Transfers and Other Liens

      Borrower shall not:

            (A) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Patent Collateral or the License, except (i) as permitted by the Credit Agreement, or (ii) as permitted by Paragraph 3 of this Agreement;

            (B) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Patent Collateral or the License except as otherwise disclosed in Schedule I, or as otherwise permitted by the Credit Agreement; or

            (C) take any other action in connection with any of the Patent Collateral or the License that would impair the value of the interests or rights thereunder of Borrower.

8.    Bank Appointed Attorney-in-Fact

      Borrower hereby irrevocably appoints Bank as Borrower's attorney-in-fact, with full authority in Borrower's place, stead and behalf of Borrower and in Borrower's name or otherwise, from time to time in Bank's sole and absolute discretion, to take any action and to execute any instrument that Bank may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Patent Collateral; (ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) above; and (iii) to file any claims or take any action or institute any proceedings that Bank may deem necessary or desirable for the collection of any of the Patent Collateral or otherwise to enforce the rights of Bank with respect to any of the Patent Collateral or the License.

9.    Bank May Perform

      (A) If Borrower fails to perform any of its obligations contained herein, Bank may itself perform, or cause performance of, such obligation, and the expenses of Bank incurred in connection therewith shall be payable by Borrower under Paragraph 12(B).

      (B) Bank, or its designated representatives, shall have the right, at all times, to inspect Borrower's premises and to examine books, records and operations relating to the Patent Collateral.

      (C) Bank shall have the right, but in no way shall be obligated, to bring suit in its own name or in the name of Borrower to enforce any part of the Patent Collateral. Borrower shall at the reasonable request of Bank do any and all lawful acts and execute any and all proper documents required by Bank in aid of such enforcement. Upon demand, Borrower shall promptly reimburse and indemnify Bank for all costs and expenses incurred by Bank in the exercise of its rights under this Paragraph.

10.   Bank's Duties

      The powers conferred on Bank hereunder are solely to protect its interest in the Patent Collateral and the License and shall not impose any duty upon Bank to exercise any such powers. Except for the safe custody of any Patent Collateral in its possession and the accounting for moneys actually received by it hereunder, Bank shall have no duty as to any Patent Collateral, the License or as to the taking of any necessary steps to preserve rights against other parties or any other rights pertaining to any Patent Collateral or the License. Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Patent Collateral and the License in its possession if such Patent Collateral and the License are accorded treatment substantially equal to that which Bank accords its own property.

11.   Remedies

      If any Event of Default shall have occurred and be continuing:

      (A) Bank may exercise in respect of the Patent Collateral and the License, in addition to other rights and remedies provided for herein or otherwise available to Bank, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Patent Collateral) and also may (i) exercise any and all rights and remedies of Borrower under or in connection with the License or otherwise in respect of the Patent Collateral, (ii) require Borrower to, and Borrower hereby agrees that it will at its expense and upon request of Bank forthwith, assemble all or any part of the documents embodying the Patent Collateral as directed by Bank and make it available to Bank at a place to be designated by Bank which is reasonably convenient to both Bank and Borrower, (iii) occupy any premises owned or leased by Borrower where documents embodying the Patent Collateral or any part thereof and/or the License are assembled for a reasonable period in order to effectuate Bank's rights and remedies hereunder or under law, without any obligation to Borrower in respect of such occupation, (iv) license the Patent Collateral or any part thereof, or assign its rights to the Patent License Rights to any Person, and (v) without notice except as specified below, sell the Patent Collateral or any part thereof and/or the License in one or more parcels at public or private sale, at any of Bank's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Bank may deem commercially reasonable. Any notice required to be given by Bank with respect to any of the Patent Collateral which notice is given pursuant to the Credit Agreement and deemed received pursuant to the Credit Agreement at least five days before a sale, lease, disposition or other intended action by Bank with respect to any of the Patent Collateral shall constitute fair and reasonable notice to Borrower of any such action. Bank shall not be obligated to make any sale of Patent Collateral or the License regardless of notice of sale having been given. Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

      (B) All payments received by Borrower under or in connection with any of the Patent Collateral or the License shall be received in trust for the benefit of Bank, shall be segregated from other funds of Borrower and shall be forthwith paid over to Bank in the same form as so received (with any necessary endorsement).

      (C) All payments made under or in connection with or otherwise in respect of the Patent Collateral or the License, and all cash proceeds received by Bank in respect of any sale of, collection from, or other realization upon all or any part of the Patent Collateral or the License may, in the discretion of Bank be held by Bank as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Bank pursuant to Paragraph 12) in whole or in part by Bank against, all or any part of the Obligations, in such order as Bank shall elect. Any surplus of such cash or cash proceeds held by Bank and remaining after payment in full of all the Obligations shall be paid over by Borrower or to whomsoever may be lawfully entitled to receive such surplus.

12.   Indemnity and Expenses

      (A) Borrower agrees to indemnify and hold Bank harmless from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement or the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Bank's bad faith or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

      (B) Borrower, upon demand, will pay to Bank the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and disbursements of its counsel (whether incurred at the trial or appellate level, in an arbitration proceeding, in a bankruptcy, including, without limitation any adversary proceeding, contested matter or motion or otherwise) and of any experts and agents, which Bank may incur in connection with any and all of the following: (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Patent Collateral and the License, (iii) the exercise or enforcement of any of Bank's rights hereunder, or (iv) the failure by Borrower to perform or observe any of the provisions hereof.

13.   Amendments, Waivers, Consents

      No amendment or waiver of any provision of this Agreement nor consent to any departure by Borrower herefrom shall in any event be effective unless such amendment or waiver shall be in writing and signed by Bank, and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

14.   Notices

      All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at the following address:

      BORROWER:         Kenco/Williams, Inc.
                        c/o Williams Controls, Inc.
                        14100 SW 72nd Avenue
                        Portland, OR  97224
                        Attn:  Thomas W. Itin, Chairman
                        Telecopy No.:  (248) 851-9080

      BANK:             Wells Fargo Bank, National Association
                           Commercial Finance Division
                        245 S. Los Robles Ave., Ste. 600
                               Pasadena, CA 91101
                             Attn: Angelo Samperisi
                          Telecopy No.: (818) 884-9063

or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt and the sender will endeavor to send a hard copy of such telecopied notice to the recipient by mail.

15.   Miscellaneous

      (A) This Agreement shall create continuing ownership rights in the Patent Collateral and a continuing security interest in the License and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon the Borrower, its successors and assigns, and (iii) inure, together with the rights and remedies of Bank hereunder, to the benefit of Bank, its successors and assigns.

      (B) Upon the payment in full of the Obligations, the assignment made, and the liens and security interests granted hereby shall terminate and all rights to the Patent Collateral and the License shall revert to Borrower. Upon any such termination, Bank will, at Borrower's expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination.

      (C) If any term or provision of this Agreement is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Agreement shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

      (D) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LOCAL LAW OF THE STATE OF OREGON, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT OTHERWISE REFER CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION, AND ALL OTHER LAWS OF MANDATORY APPLICATION.

      (E) AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AND BANK EACH WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT.

      (F) The captions in this Agreement are for reference purposes only and shall not relate to or affect in any way the construction or interpretation hereof.

      (G) The representations, warranties, covenants and agreements contained herein or in any Schedule attached hereto shall survive the execution hereof.

      IN WITNESS WHEREOF, Borrower has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of July 11, 1997.

                              KENCO/WILLIAMS, INC.



                              By:____________________________

                              Title:___________________________





STATE OF OREGON         )
                              )  SS:
COUNTY OF MULTNOMAH     )

      The foregoing Patent Assignment and Security Agreement was executed and acknowledged before me on July 11, 1997, by ___________________, personally known to me to be the ___________________ of Kenco/Williams, Inc., a Delaware corporation, on behalf of such corporation.


                                  Notary Public
                             My Commission Expires:



Accepted as of July 11, 1997.

WELLS FARGO BANK, NATIONAL ASSOCIATION



By:
    Vice President

                                SCHEDULE I
                                    TO
                 PATENT ASSIGNMENT AND SECURITY AGREEMENT



1.    Patents

      No. 5,601,300
      No. 4,456,275
      No. 4,463,962
      No. 4,451,063
      No. 4,733,904
      No. 4,943,085
      No. 5,00,480
      No. Des. 295,619
      No. Des. 310,793
      No. Des. 304,291
      No. Des. 320,529

2.    Patent Applications

      No. 07/266,500
      No. 07/266,362
      No. 07/262,814

                PATENT ASSIGNMENT AND SECURITY AGREEMENT



      THIS PATENT ASSIGNMENT AND SECURITY AGREEMENT between HARDEE WILLIAMS, INC., a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"), is as follows:

1.    Preliminary Statements

      (A) Borrower has executed and delivered this Agreement to Bank in order to induce Bank (i) to enter into the Credit Agreement executed and delivered by Borrower (together with other borrowers) contemporaneously herewith (said Credit Agreement, as it may hereafter be amended or otherwise modified is hereinafter referred to as the "Credit Agreement"), and (ii) to make advances pursuant to the Credit Agreement.

      (B) All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Credit Agreement.

2.    Assignment

      Borrower hereby grants, assigns and conveys to Bank for its benefit Borrower's entire right, title and interest in, to and under the Patent Collateral. As used herein, "Patent Collateral" means: all of Borrower's right, title and interest in and to all of its now owned or existing and filed and hereafter acquired or arising and filed: Patent License Rights (as defined below), patents, patent applications, and the inventions and improvements described and claimed therein, including, without limitation, the patents and patent applications listed on Schedule I attached hereto, and (i) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; (ii) all income, royalties, damages and payments now and hereafter due and/or payable under with respect thereto, including, without limitation, damages and payments for past or future infringements thereof; (iii) the right to sue for past, present and future infringements thereof; and (iv) all rights corresponding thereto throughout the world. "Patent License Rights" means Borrower's entire right, title and interest in, to and under all license agreements with any Person, whether Borrower is licensor or licensee, with respect to any patents, patent applications and rights thereto, including, without limitation, the licenses listed on Schedule I.

3.    License

      In consideration of Borrower's undertaking to fulfill the covenants of this Agreement and to discharge the Obligations, Bank grants to Borrower a personal, non-transferable exclusive license (without representation or warranty of any kind), with the right to sublicense, under each patent application and patent included in the Patent Collateral to make, to have made, to use and to sell the subject matter claimed therein, and to exercise the Patent License Rights (collectively, the "License"), provided, however, that every such sublicense shall be necessary or desirable in the conduct of Borrower's business. Upon the occurrence of an Event of Default and upon notice from Bank to Borrower (i) the License shall terminate forthwith and (ii) all rights and interests in, to and under the License shall revert to Bank. If such Event of Default shall cease to exist, then, without any further action on the part of Bank the License shall revest with Borrower.

4.    Grant of Security

      As security for the full and prompt performance of all of the Obligations, Borrower hereby assigns, pledges and grants to Bank a lien on and security interest in Borrower's entire right, title and interest in and to the Patent Collateral and the License.

5.    Representations and Warranties

      Subject to any exceptions listed on Schedule I, Borrower represents and warrants as follows:

      (A) Borrower is the sole, legal and beneficial owner of the entire right, title and interest in and to the Patent Collateral free and clear of any lien, security interest, option, charge, pledge, license, assignment (whether conditional or not) or covenant, or any other encumbrance.

      (B) Schedule I sets forth a complete and accurate list of all patent applications, patents and Patent License Rights owned by Borrower.

      (C) Each patent and patent application identified in Schedule I is subsisting and has not been adjudged invalid, unpatentable, or unenforceable, in whole or in part, and is, to the best of Borrower's knowledge, valid, patentable and enforceable.

      (D) Borrower has not granted any license, release, covenant not to sue, or non-assertion assurance to any third person with respect to any part of the Patent Collateral.

      (E) The current conduct of Borrower's business does not conflict with or infringe any proprietary right of any third party in any way which materially adversely affects the business, financial condition or business prospects of Borrower or its affiliates, and no one has asserted to Borrower or any of its affiliates that such conduct conflicts with or infringes any valid proprietary right of any third party in any way which materially adversely affects the business, financial condition or business prospects of the Borrower.

      (F) The Patent License Rights are in full force and effect; Borrower is not in default under any of the Patent License Rights; and no event has occurred which with notice or the passage of time, or both, might constitute a default by Borrower under any of the Patent License Rights.

      (G) No authorization, consent, approval or other action by, and no notice to or filing or recording with, any governmental, administrative or judicial authority or regulatory body is currently or is reasonably expected to be required for the making by Borrower of the assignments and the granting by Borrower of the liens and security interests made and granted hereby or for the execution, delivery or performance of this Agreement by Borrower, or for the perfection of or the exercise by Bank of its rights and remedies hereunder.

6.    Further Assurances

      (A) Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Bank may reasonably request, in order (i) to continue, perfect and protect the assignment and the security interest granted or purported to be granted hereby or (ii) to enable Bank to exercise and enforce its rights and remedies hereunder with respect to all or any part of the Patent Collateral and the License. Without limiting the generality of the foregoing, Borrower will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Bank may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

      (B) Borrower hereby authorizes Bank to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Patent Collateral and the License without the signature of Borrower where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Patent Collateral or any part thereof or the License shall be sufficient as a financing statement where permitted by law.

      (C) Borrower will furnish to Bank from time to time statements and schedules further identifying and describing the Patent Collateral and the License, including, without limitation, any sublicensing of Patent Collateral by Borrower, and such other reports in connection with the Patent Collateral and the License as Bank may reasonably request, all in reasonable detail.

      (D) Borrower agrees that, should it obtain an ownership interest in any patent, patent application or Patent License Rights which is not now identified in Schedule I, (i) Borrower shall give prompt written notice thereof to Bank,
(ii) the provisions of Paragraph 2 shall automatically apply to such patent, patent application or Patent License Rights, and (iii) such patent or patent application shall automatically become part of the Patent Collateral. Borrower authorizes Bank to modify this Agreement by amending Schedule I to include any patents and patent applications which become part of the Patent Collateral under this Paragraph.

      (E) With respect to any patent or patent application necessary to the conduct of Borrower's business, Borrower agrees to take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof or in any court to maintain and pursue such patent application now or hereafter included in the Patent Collateral and to maintain each patent now or hereafter included in the Patent Collateral, including the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for reissue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition and infringement proceedings. Any expenses incurred in connection with such activities shall be borne by Borrower. Without the prior written consent of Bank, Borrower shall not abandon any right to file a patent application, or abandon any pending patent application or patent.

      (F) Borrower agrees to notify Bank immediately and in writing if Borrower learns (i) that any of the Patent Collateral may become abandoned or dedicated;
(ii) of any adverse determination or any development (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any material item of the Patent Collateral; or (iii) that it is or potentially could be in default of any of the Patent License Rights.

      (G) If Borrower becomes aware that any item of the Patent Collateral is infringed or misappropriated by a third party, Borrower shall promptly notify Bank and shall take such actions as are necessary under the circumstances to protect such Patent Collateral. Any expense incurred in connection with such activities shall be borne by Borrower.

      (H) Borrower shall continue to mark its products with the numbers of appropriate patents in accordance with the existing practices of the Borrower.

7.    Transfers and Other Liens

      Borrower shall not:

            (A) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Patent Collateral or the License, except (i) as permitted by the Credit Agreement, or (ii) as permitted by Paragraph 3 of this Agreement;

            (B) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Patent Collateral or the License except as otherwise disclosed in Schedule I, or as otherwise permitted by the Credit Agreement; or

            (C) take any other action in connection with any of the Patent Collateral or the License that would impair the value of the interests or rights thereunder of Borrower.

8.    Bank Appointed Attorney-in-Fact

      Borrower hereby irrevocably appoints Bank as Borrower's attorney-in-fact, with full authority in Borrower's place, stead and behalf of Borrower and in Borrower's name or otherwise, from time to time in Bank's sole and absolute discretion, to take any action and to execute any instrument that Bank may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Patent Collateral; (ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) above; and (iii) to file any claims or take any action or institute any proceedings that Bank may deem necessary or desirable for the collection of any of the Patent Collateral or otherwise to enforce the rights of Bank with respect to any of the Patent Collateral or the License.

9.    Bank May Perform

      (A) If Borrower fails to perform any of its obligations contained herein, Bank may itself perform, or cause performance of, such obligation, and the expenses of Bank incurred in connection therewith shall be payable by Borrower under Paragraph 12(B).

      (B) Bank, or its designated representatives, shall have the right, at all times, to inspect Borrower's premises and to examine books, records and operations relating to the Patent Collateral.

      (C) Bank shall have the right, but in no way shall be obligated, to bring suit in its own name or in the name of Borrower to enforce any part of the Patent Collateral. Borrower shall at the reasonable request of Bank do any and all lawful acts and execute any and all proper documents required by Bank in aid of such enforcement. Upon demand, Borrower shall promptly reimburse and indemnify Bank for all costs and expenses incurred by Bank in the exercise of its rights under this Paragraph.

10.   Bank's Duties

      The powers conferred on Bank hereunder are solely to protect its interest in the Patent Collateral and the License and shall not impose any duty upon Bank to exercise any such powers. Except for the safe custody of any Patent Collateral in its possession and the accounting for moneys actually received by it hereunder, Bank shall have no duty as to any Patent Collateral, the License or as to the taking of any necessary steps to preserve rights against other parties or any other rights pertaining to any Patent Collateral or the License. Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Patent Collateral and the License in its possession if such Patent Collateral and the License are accorded treatment substantially equal to that which Bank accords its own property.

11.   Remedies

      If any Event of Default shall have occurred and be continuing:

      (A) Bank may exercise in respect of the Patent Collateral and the License, in addition to other rights and remedies provided for herein or otherwise available to Bank, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Patent Collateral) and also may (i) exercise any and all rights and remedies of Borrower under or in connection with the License or otherwise in respect of the Patent Collateral, (ii) require Borrower to, and Borrower hereby agrees that it will at its expense and upon request of Bank forthwith, assemble all or any part of the documents embodying the Patent Collateral as directed by Bank and make it available to Bank at a place to be designated by Bank which is reasonably convenient to both Bank and Borrower, (iii) occupy any premises owned or leased by Borrower where documents embodying the Patent Collateral or any part thereof and/or the License are assembled for a reasonable period in order to effectuate Bank's rights and remedies hereunder or under law, without any obligation to Borrower in respect of such occupation, (iv) license the Patent Collateral or any part thereof, or assign its rights to the Patent License Rights to any Person, and (v) without notice except as specified below, sell the Patent Collateral or any part thereof and/or the License in one or more parcels at public or private sale, at any of Bank's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Bank may deem commercially reasonable. Any notice required to be given by Bank with respect to any of the Patent Collateral which notice is given pursuant to the Credit Agreement and deemed received pursuant to the Credit Agreement at least five days before a sale, lease, disposition or other intended action by Bank with respect to any of the Patent Collateral shall constitute fair and reasonable notice to Borrower of any such action. Bank shall not be obligated to make any sale of Patent Collateral or the License regardless of notice of sale having been given. Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

      (B) All payments received by Borrower under or in connection with any of the Patent Collateral or the License shall be received in trust for the benefit of Bank, shall be segregated from other funds of Borrower and shall be forthwith paid over to Bank in the same form as so received (with any necessary endorsement).

      (C) All payments made under or in connection with or otherwise in respect of the Patent Collateral or the License, and all cash proceeds received by Bank in respect of any sale of, collection from, or other realization upon all or any part of the Patent Collateral or the License may, in the discretion of Bank be held by Bank as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Bank pursuant to Paragraph 12) in whole or in part by Bank against, all or any part of the Obligations, in such order as Bank shall elect. Any surplus of such cash or cash proceeds held by Bank and remaining after payment in full of all the Obligations shall be paid over by Borrower or to whomsoever may be lawfully entitled to receive such surplus.

12.   Indemnity and Expenses

      (A) Borrower agrees to indemnify and hold Bank harmless from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement or the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Bank's bad faith or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

      (B) Borrower, upon demand, will pay to Bank the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and disbursements of its counsel (whether incurred at the trial or appellate level, in an arbitration proceeding, in a bankruptcy, including, without limitation any adversary proceeding, contested matter or motion or otherwise) and of any experts and agents, which Bank may incur in connection with any and all of the following: (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Patent Collateral and the License, (iii) the exercise or enforcement of any of Bank's rights hereunder, or (iv) the failure by Borrower to perform or observe any of the provisions hereof.

13.   Amendments, Waivers, Consents

      No amendment or waiver of any provision of this Agreement nor consent to any departure by Borrower herefrom shall in any event be effective unless such amendment or waiver shall be in writing and signed by Bank, and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

14.   Notices

      All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at the following address:

      BORROWER:         Hardee Williams, Inc.
                        c/o Williams Controls, Inc.
                        14100 SW 72nd Avenue
                        Portland, OR  97224
                        Attn:  Thomas W. Itin, Chairman
                        Telecopy No.:  (248) 851-9080

      BANK:             Wells Fargo Bank, National Association
                           Commercial Finance Division
                        245 S. Los Robles Ave., Ste. 600
                               Pasadena, CA 91101
                             Attn: Angelo Samperisi
                          Telecopy No.: (818) 884-9063

or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt and the sender will endeavor to send a hard copy of such telecopied notice to the recipient by mail.

15.   Miscellaneous

      (A) This Agreement shall create continuing ownership rights in the Patent Collateral and a continuing security interest in the License and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon the Borrower, its successors and assigns, and (iii) inure, together with the rights and remedies of Bank hereunder, to the benefit of Bank, its successors and assigns.

      (B) Upon the payment in full of the Obligations, the assignment made, and the liens and security interests granted hereby shall terminate and all rights to the Patent Collateral and the License shall revert to Borrower. Upon any such termination, Bank will, at Borrower's expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination.

      (C) If any term or provision of this Agreement is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Agreement shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

      (D) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LOCAL LAW OF THE STATE OF OREGON, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT OTHERWISE REFER CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION, AND ALL OTHER LAWS OF MANDATORY APPLICATION.

      (E) AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AND BANK EACH WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT.

      (F) The captions in this Agreement are for reference purposes only and shall not relate to or affect in any way the construction or interpretation hereof.

      (G) The representations, warranties, covenants and agreements contained herein or in any Schedule attached hereto shall survive the execution hereof.

      IN WITNESS WHEREOF, Borrower has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of July 11, 1997.

                              HARDEE WILLIAMS, INC.



                              By:____________________________

                              Title:___________________________





STATE OF OREGON         )
                              )  SS:
COUNTY OF MULTNOMAH     )

      The foregoing Patent Assignment and Security Agreement was executed and acknowledged before me on July 11, 1997, by ___________________, personally known to me to be the ___________________ of Hardee Williams, Inc., a Delaware corporation, on behalf of such corporation.


                                  Notary Public
                             My Commission Expires:



Accepted as of July 11, 1997.

WELLS FARGO BANK, NATIONAL ASSOCIATION



By:
    Vice President

                                SCHEDULE I
                                    TO
                 PATENT ASSIGNMENT AND SECURITY AGREEMENT



1.    Patents

      No. 3,177,639
      No. 3,729,910
      No. 4,423,651




              PATENT ASSIGNMENT AND SECURITY AGREEMENT



      THIS PATENT ASSIGNMENT AND SECURITY AGREEMENT between APTEK
WILLIAMS, INC., a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"), is as follows:

1.    Preliminary Statements

      (A) Borrower has executed and delivered this Agreement to Bank in order to induce Bank (i) to enter into the Credit Agreement executed and delivered by Borrower (together with other borrowers) contemporaneously herewith (said Credit Agreement, as it may hereafter be amended or otherwise modified is hereinafter referred to as the "Credit Agreement"), and (ii) to make advances pursuant to the Credit Agreement.

      (B) All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Credit Agreement.

2.    Assignment

      Borrower hereby grants, assigns and conveys to Bank for its benefit Borrower's entire right, title and interest in, to and under the Patent Collateral. As used herein, "Patent Collateral" means: all of Borrower's right, title and interest in and to all of its now owned or existing and filed and hereafter acquired or arising and filed: Patent License Rights (as defined below), patents, patent applications, and the inventions and improvements described and claimed therein, including, without limitation, the patents and patent applications listed on Schedule I attached hereto, and (i) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; (ii) all income, royalties, damages and payments now and hereafter due and/or payable under with respect thereto, including, without limitation, damages and payments for past or future infringements thereof; (iii) the right to sue for past, present and future infringements thereof; and (iv) all rights corresponding thereto throughout the world. "Patent License Rights" means Borrower's entire right, title and interest in, to and under all license agreements with any Person, whether Borrower is licensor or licensee, with respect to any patents, patent applications and rights thereto, including, without limitation, the licenses listed on Schedule I.

3.    License

      In consideration of Borrower's undertaking to fulfill the covenants of this Agreement and to discharge the Obligations, Bank grants to Borrower a personal, non-transferable exclusive license (without representation or warranty of any kind), with the right to sublicense, under each patent application and patent included in the Patent Collateral to make, to have made, to use and to sell the subject matter claimed therein, and to exercise the Patent License Rights (collectively, the "License"), provided, however, that every such sublicense shall be necessary or desirable in the conduct of Borrower's business. Upon the occurrence of an Event of Default and upon notice from Bank to Borrower (i) the License shall terminate forthwith and (ii) all rights and interests in, to and under the License shall revert to Bank. If such Event of Default shall cease to exist, then, without any further action on the part of Bank the License shall revest with Borrower.

4.    Grant of Security

      As security for the full and prompt performance of all of the Obligations, Borrower hereby assigns, pledges and grants to Bank a lien on and security interest in Borrower's entire right, title and interest in and to the Patent Collateral and the License.

5.    Representations and Warranties

      Subject to any exceptions listed on Schedule I, Borrower represents and warrants as follows:

      (A) Borrower is the sole, legal and beneficial owner of the entire right, title and interest in and to the Patent Collateral free and clear of any lien, security interest, option, charge, pledge, license, assignment (whether conditional or not) or covenant, or any other encumbrance.

      (B) Schedule I sets forth a complete and accurate list of all patent applications, patents and Patent License Rights owned by Borrower.

      (C) Each patent and patent application identified in Schedule I is subsisting and has not been adjudged invalid, unpatentable, or unenforceable, in whole or in part, and is, to the best of Borrower's knowledge, valid, patentable and enforceable.

      (D) Borrower has not granted any license, release, covenant not to sue, or non-assertion assurance to any third person with respect to any part of the Patent Collateral.

      (E) The current conduct of Borrower's business does not conflict with or infringe any proprietary right of any third party in any way which materially adversely affects the business, financial condition or business prospects of Borrower or its affiliates, and no one has asserted to Borrower or any of its affiliates that such conduct conflicts with or infringes any valid proprietary right of any third party in any way which materially adversely affects the business, financial condition or business prospects of the Borrower.

      (F) The Patent License Rights are in full force and effect; Borrower is not in default under any of the Patent License Rights; and no event has occurred which with notice or the passage of time, or both, might constitute a default by Borrower under any of the Patent License Rights.

      (G) No authorization, consent, approval or other action by, and no notice to or filing or recording with, any governmental, administrative or judicial authority or regulatory body is currently or is reasonably expected to be required for the making by Borrower of the assignments and the granting by Borrower of the liens and security interests made and granted hereby or for the execution, delivery or performance of this Agreement by Borrower, or for the perfection of or the exercise by Bank of its rights and remedies hereunder.

6.    Further Assurances

      (A) Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Bank may reasonably request, in order (i) to continue, perfect and protect the assignment and the security interest granted or purported to be granted hereby or (ii) to enable Bank to exercise and enforce its rights and remedies hereunder with respect to all or any part of the Patent Collateral and the License. Without limiting the generality of the foregoing, Borrower will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Bank may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

      (B) Borrower hereby authorizes Bank to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Patent Collateral and the License without the signature of Borrower where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Patent Collateral or any part thereof or the License shall be sufficient as a financing statement where permitted by law.

      (C) Borrower will furnish to Bank from time to time statements and schedules further identifying and describing the Patent Collateral and the License, including, without limitation, any sublicensing of Patent Collateral by Borrower, and such other reports in connection with the Patent Collateral and the License as Bank may reasonably request, all in reasonable detail.

      (D) Borrower agrees that, should it obtain an ownership interest in any patent, patent application or Patent License Rights which is not now identified in Schedule I, (i) Borrower shall give prompt written notice thereof to Bank,
(ii) the provisions of Paragraph 2 shall automatically apply to such patent, patent application or Patent License Rights, and (iii) such patent or patent application shall automatically become part of the Patent Collateral. Borrower authorizes Bank to modify this Agreement by amending Schedule I to include any patents and patent applications which become part of the Patent Collateral under this Paragraph.

      (E) With respect to any patent or patent application necessary to the conduct of Borrower's business, Borrower agrees to take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof or in any court to maintain and pursue such patent application now or hereafter included in the Patent Collateral and to maintain each patent now or hereafter included in the Patent Collateral, including the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for reissue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition and infringement proceedings. Any expenses incurred in connection with such activities shall be borne by Borrower. Without the prior written consent of Bank, Borrower shall not abandon any right to file a patent application, or abandon any pending patent application or patent.

      (F) Borrower agrees to notify Bank immediately and in writing if Borrower learns (i) that any of the Patent Collateral may become abandoned or dedicated;
(ii) of any adverse determination or any development (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any material item of the Patent Collateral; or (iii) that it is or potentially could be in default of any of the Patent License Rights.

      (G) If Borrower becomes aware that any item of the Patent Collateral is infringed or misappropriated by a third party, Borrower shall promptly notify Bank and shall take such actions as are necessary under the circumstances to protect such Patent Collateral. Any expense incurred in connection with such activities shall be borne by Borrower.

      (H) Borrower shall continue to mark its products with the numbers of appropriate patents in accordance with the existing practices of the Borrower.

7.    Transfers and Other Liens

      Borrower shall not:

            (A) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Patent Collateral or the License, except (i) as permitted by the Credit Agreement, or (ii) as permitted by Paragraph 3 of this Agreement;

            (B) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Patent Collateral or the License except as otherwise disclosed in Schedule I, or as otherwise permitted by the Credit Agreement; or

            (C) take any other action in connection with any of the Patent Collateral or the License that would impair the value of the interests or rights thereunder of Borrower.

8.    Bank Appointed Attorney-in-Fact

      Borrower hereby irrevocably appoints Bank as Borrower's attorney-in-fact, with full authority in Borrower's place, stead and behalf of Borrower and in Borrower's name or otherwise, from time to time in Bank's sole and absolute discretion, to take any action and to execute any instrument that Bank may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Patent Collateral; (ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) above; and (iii) to file any claims or take any action or institute any proceedings that Bank may deem necessary or desirable for the collection of any of the Patent Collateral or otherwise to enforce the rights of Bank with respect to any of the Patent Collateral or the License.

9.    Bank May Perform

      (A) If Borrower fails to perform any of its obligations contained herein, Bank may itself perform, or cause performance of, such obligation, and the expenses of Bank incurred in connection therewith shall be payable by Borrower under Paragraph 12(B).

      (B) Bank, or its designated representatives, shall have the right, at all times, to inspect Borrower's premises and to examine books, records and operations relating to the Patent Collateral.

      (C) Bank shall have the right, but in no way shall be obligated, to bring suit in its own name or in the name of Borrower to enforce any part of the Patent Collateral. Borrower shall at the reasonable request of Bank do any and all lawful acts and execute any and all proper documents required by Bank in aid of such enforcement. Upon demand, Borrower shall promptly reimburse and indemnify Bank for all costs and expenses incurred by Bank in the exercise of its rights under this Paragraph.

10.   Bank's Duties

      The powers conferred on Bank hereunder are solely to protect its interest in the Patent Collateral and the License and shall not impose any duty upon Bank to exercise any such powers. Except for the safe custody of any Patent Collateral in its possession and the accounting for moneys actually received by it hereunder, Bank shall have no duty as to any Patent Collateral, the License or as to the taking of any necessary steps to preserve rights against other parties or any other rights pertaining to any Patent Collateral or the License. Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Patent Collateral and the License in its possession if such Patent Collateral and the License are accorded treatment substantially equal to that which Bank accords its own property.

11.   Remedies

      If any Event of Default shall have occurred and be continuing:

      (A) Bank may exercise in respect of the Patent Collateral and the License, in addition to other rights and remedies provided for herein or otherwise available to Bank, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Patent Collateral) and also may (i) exercise any and all rights and remedies of Borrower under or in connection with the License or otherwise in respect of the Patent Collateral, (ii) require Borrower to, and Borrower hereby agrees that it will at its expense and upon request of Bank forthwith, assemble all or any part of the documents embodying the Patent Collateral as directed by Bank and make it available to Bank at a place to be designated by Bank which is reasonably convenient to both Bank and Borrower, (iii) occupy any premises owned or leased by Borrower where documents embodying the Patent Collateral or any part thereof and/or the License are assembled for a reasonable period in order to effectuate Bank's rights and remedies hereunder or under law, without any obligation to Borrower in respect of such occupation, (iv) license the Patent Collateral or any part thereof, or assign its rights to the Patent License Rights to any Person, and (v) without notice except as specified below, sell the Patent Collateral or any part thereof and/or the License in one or more parcels at public or private sale, at any of Bank's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Bank may deem commercially reasonable. Any notice required to be given by Bank with respect to any of the Patent Collateral which notice is given pursuant to the Credit Agreement and deemed received pursuant to the Credit Agreement at least five days before a sale, lease, disposition or other intended action by Bank with respect to any of the Patent Collateral shall constitute fair and reasonable notice to Borrower of any such action. Bank shall not be obligated to make any sale of Patent Collateral or the License regardless of notice of sale having been given. Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

      (B) All payments received by Borrower under or in connection with any of the Patent Collateral or the License shall be received in trust for the benefit of Bank, shall be segregated from other funds of Borrower and shall be forthwith paid over to Bank in the same form as so received (with any necessary endorsement).

      (C) All payments made under or in connection with or otherwise in respect of the Patent Collateral or the License, and all cash proceeds received by Bank in respect of any sale of, collection from, or other realization upon all or any part of the Patent Collateral or the License may, in the discretion of Bank be held by Bank as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Bank pursuant to Paragraph 12) in whole or in part by Bank against, all or any part of the Obligations, in such order as Bank shall elect. Any surplus of such cash or cash proceeds held by Bank and remaining after payment in full of all the Obligations shall be paid over by Borrower or to whomsoever may be lawfully entitled to receive such surplus.

12.   Indemnity and Expenses

      (A) Borrower agrees to indemnify and hold Bank harmless from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement or the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Bank's bad faith or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

      (B) Borrower, upon demand, will pay to Bank the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and disbursements of its counsel (whether incurred at the trial or appellate level, in an arbitration proceeding, in a bankruptcy, including, without limitation any adversary proceeding, contested matter or motion or otherwise) and of any experts and agents, which Bank may incur in connection with any and all of the following: (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Patent Collateral and the License, (iii) the exercise or enforcement of any of Bank's rights hereunder, or (iv) the failure by Borrower to perform or observe any of the provisions hereof.

13.   Amendments, Waivers, Consents

      No amendment or waiver of any provision of this Agreement nor consent to any departure by Borrower herefrom shall in any event be effective unless such amendment or waiver shall be in writing and signed by Bank, and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

14.   Notices

      All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at the following address:

      BORROWER:         Aptek Williams, Inc.
                        c/o Williams Controls, Inc.
                        14100 SW 72nd Avenue
                        Portland, OR  97224
                        Attn:  Thomas W. Itin, Chairman
                        Telecopy No.:  (248) 851-9080

      BANK:             Wells Fargo Bank, National Association
                           Commercial Finance Division
                        245 S. Los Robles Ave., Ste. 600
                               Pasadena, CA 91101
                             Attn: Angelo Samperisi
                          Telecopy No.: (818) 884-9063

or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt and the sender will endeavor to send a hard copy of such telecopied notice to the recipient by mail.

15.   Miscellaneous

      (A) This Agreement shall create continuing ownership rights in the Patent Collateral and a continuing security interest in the License and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon the Borrower, its successors and assigns, and (iii) inure, together with the rights and remedies of Bank hereunder, to the benefit of Bank, its successors and assigns.

      (B) Upon the payment in full of the Obligations, the assignment made, and the liens and security interests granted hereby shall terminate and all rights to the Patent Collateral and the License shall revert to Borrower. Upon any such termination, Bank will, at Borrower's expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination.

      (C) If any term or provision of this Agreement is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Agreement shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

      (D) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LOCAL LAW OF THE STATE OF OREGON, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT OTHERWISE REFER CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION, AND ALL OTHER LAWS OF MANDATORY APPLICATION.

      (E) AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AND BANK EACH WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT.

      (F) The captions in this Agreement are for reference purposes only and shall not relate to or affect in any way the construction or interpretation hereof.

      (G) The representations, warranties, covenants and agreements contained herein or in any Schedule attached hereto shall survive the execution hereof.

      IN WITNESS WHEREOF, Borrower has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of July 11, 1997.

                              APTEK WILLIAMS, INC.



                              By:____________________________

                              Title:___________________________





STATE OF OREGON         )
                              )  SS:
COUNTY OF MULTNOMAH     )

      The foregoing Patent Assignment and Security Agreement was executed and acknowledged before me on July 11, 1997, by ___________________, personally known to me to be the ___________________ of Aptek Williams, Inc., a Delaware corporation, on behalf of such corporation.


                                  Notary Public
                             My Commission Expires:



Accepted as of July 11, 1997.

WELLS FARGO BANK, NATIONAL ASSOCIATION



By:
    Vice President

                                SCHEDULE I
                                    TO
                 PATENT ASSIGNMENT AND SECURITY AGREEMENT



1.    Patents

      No. 5,038,375